UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/19/2007

Aurelio Resource Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  -

Nevada	20-3321107
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5555 S. Prince St.
Suite 200
Littleton, CO 80120
(Address of principal executive offices, including zip code)

303-795-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

The Company reported initial results from its drilling program at the South Courtland Area of its Hill Copper-Zinc Project in the Turquoise Mining District of Cochise County, Arizona.

Preliminary results suggest that this zone of oxide copper mineralization (associated with higher-grade primary copper mineralization at depth) could extend over an area approximately 3,000 feet long and up to 1,000 feet wide to depths of more than 100 feet.

Item 9.01.    Financial Statements and Exhibits

99.1 News Release dated July 19, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurelio Resource Corporation

Date: July 19, 2007	By:	/s/ Frederik W. Warnaars
Frederik W. Warnaars
Chief Executive Officer and Director